UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 3, 2006

Handheld Entertainment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32985

98-0430675

(Commission File Number)

(IRS Employer Identification No.)

539 Bryant Street, Suite 403

San Francisco, California 94107

94107

(Address of Principal Executive Offices)

(Zip Code)

(415) 495-6470

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

We recently have introduced a new line of products, the ZVUE MP3, our first MP3 player with licensed pre-loaded music. In connection with the launch of the ZVUE MP3, we are making presentations that includes information about a significant customer order for the ZVUE MP3 and our plans for this product. The presentation is attached hereto as Exhibit 99.1.

The information, including the exhibits attached hereto, in this Current Report is being furnished pursuant to Item 7.01 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01

 Financial Statements and Exhibits.

99.1    Press Release dated November 7, 2006.

99.2    Presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.

Date:  November 7, 2006

By:

/s/ Jeff Oscodar

Jeff Oscodar

President and Chief Executive Officer